                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): June 11, 2004

                          DVI Receivables XVIII, L.L.C.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

       DELAWARE                     333-74901-02                14-1852990
--------------------------------------------------------------------------------
    State or Other                  (Commission               (IRS Employer
Jurisdiction of Formation)          File Number)          Identification Number)

                        2500 YORK ROAD, JAMISON, PA 18929

       Registrant's Telephone Number, Including Area Code: (215) 488-5000

                                       N/A

--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5. Other Events and Required FD Disclosure

On June 11, 2004, Lyon Financial Services d/b/a US Bancorp Portfolio Services ("USBPS") as servicer, made available to U.S. Bank National Association (the "Trustee"), as trustee for the noteholders of DVI Receivables XVIII, L.L.C., the servicer report for the payment date June 14, 2004 attached hereto as Exhibit
99.1 (the "June Report").

USBPS has certified to the June Report. The June Report has not been approved by any third party, including the Trustee.

ITEM 7. Financial Statements and Exhibits

      (a)   Exhibits

            99.1  - DVI Receivables XVIII, L.L.C. 2002-2 Servicer Report for the
                    Payment Date June 14, 2004.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  DVI Receivables XVIII, L.L.C.,
                                                  by its Managing Member,
                                                  DVI Receivables Corp. VIII

                                                  By:  /s/ Andrew Stearns
                                                      ------------------------
                                                       Andrew Stearns
                                                       Vice President

Dated June 17, 2004